Exhibit 10.1

WAIVER

This Waiver is entered into effective as of May 5, 2025, by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and each buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”), pursuant to that certain Securities Purchase Agreement, dated as of March 26, 2025, by and between the Company and the buyers named therein (the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

RECITALS

A.

The Company has entered into that certain At The Market Offering Agreement (as amended and may be further amended from time to time, the “ATM Agreement”), dated December 10, 2021, and as amended on each of February 2, 2022 and May 23, 2024 by and between the Company and Ladenburg Thalmann & Co. Inc. (“Ladenburg”), and on July 17, 2024, November 13, 2024 and February 4, 2025 by and among the Company, Ladenburg and Lucid Capital Markets, LLC (“Lucid”), pursuant to which the Company may offer and sell shares of the Company’s common stock pursuant to the terms of the ATM Agreement.

B.

The Company previously filed a prospectus supplement, dated May 23, 2024 and as amended by the supplement No. 1 dated July 17, 2024 and the supplement No. 2 dated November 13, 2024 (the “ATM Prospectus Supplement”), and the accompanying prospectus, dated May 1, 2024 (the “Base Prospectus,” and together with the ATM Prospectus Supplement, any supplement thereto, and the documents deemed incorporated by reference in each, the “Prospectus”) with the Securities and Exchange Commission (the “SEC”), which Prospectus relates to the offer and sale of shares of the Company’s common stock in an “at-the-market” offering (the “ATM Program”) pursuant to the ATM Agreement.

C.

The Company desires to obtain a waiver to Section 5(n) of the Purchase Agreement, which provides that from the date of the Purchase Agreement until one year after the Effective Date, the Company shall be prohibited from effecting or entering into any agreement to effect any issuance of Common Stock or Common Stock Equivalents involving a Variable Rate Transaction, including an “at-the-market offering.”

D.

Section 10(e) of the Purchase Agreement provides that a waiver to any provision of the Purchase Agreement must be approved in writing by the majority in interest of the Buyers based on the initial Subscription Amounts.

E.	The Company has requested, and the Buyers have agreed, to the waiver of Section 5(n) of the Purchase Agreement as further described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1

1. Each of the undersigned Buyers hereby waives its rights under Section 5(n) of the Purchase Agreement to the extent necessary to permit the Company to effect sales of the Company’s common stock pursuant to the ATM Agreement and file a supplement to the ATM Prospectus Supplement with the SEC in connection therewith.

2. Miscellaneous.

(a) Except as modified herein, all other terms, conditions and provisions of Purchase Agreement shall remain in full force and effect as of the date thereof and the Company acknowledges and reaffirms their liability to the Buyers hereunder. In the event of any inconsistency between this Waiver and the terms of the Purchase Agreement, this Waiver shall govern.

(b) In case any of the provisions of this Waiver shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Waiver shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) This Waiver shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith.

(d) This Waiver shall be binding upon and inure to the benefit of the Buyers, the Company and its respective successors, assigns and legal representatives.

(e) This Waiver may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

(f) This Waiver, the Purchase Agreement, and the other Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to the Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY: JAGUAR HEALTH, INC.	Address for Notice: 200 Pine Street, Suite 400 San Francisco, California 94104
By: /s/ Lisa A. Conte Name: Lisa A. Conte Title: President & CEO

With a copy to (which shall not constitute notice):

Reed Smith LLP 599 Lexington Avenue, 22nd Floor New York, NY, 10022 Attention: Michael Lee E-Mail: Michael.Lee@reedsmith.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR BUYER FOLLOWS]

[BUYER SIGNATURE PAGES TO WAIVER TO PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to the Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer: ________________________________________________________

Signature of Authorized Signatory of Buyer: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Buyer: